UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 6, 2007

SENTO CORPORATION
(Exact name of registrant as specified in its charter)

Utah	000-06425	87-0284979
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

600 East Timpanogos Circle, Bldg. H Orem, Utah		84097
(Address of principal executive offices)		(Zip Code)

(801) 431-9200
(Registrant’s telephone number, including area code)

600 East Timpanogos Circle, Building H Orem, Utah 84097
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01—NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On September 6, 2007, Sento received a Staff Determination indicating the Company has violated certain of Nasdaq’s Marketplace Rules resulting from the issuance of Series C Convertible Preferred Stock and Promissory Notes (“Series C Stock”) on August 17, 2007, and the issuance of 430,000 shares of restricted common stock to certain of the Company’s executive officers on July 28, 2007. The completion of these transactions without shareholder approval and without filing the Listing of Additional Shares form with Nasdaq 15 days in advance of the transactions have resulted in additional bases for delisting the Company’s securities.

This violation by Sento of Nasdaq Marketplace Rules 4310(c)(17), 4350(i)(1)(A), 4350(i)(1)(B), 4350(i)(1)(D)(ii) and 4351 was in addition to Sento’s unresolved violation of Nasdaq Marketplace Rule 4310(c)(14) due to Sento’s failure to file its Annual Report on Form 10-K for the fiscal year ended March 31, 2007, and its Quarterly Report of Form 10-Q for the three months ended June 30, 2007.

On September 11, 2007, Sento received a letter from the Nasdaq Listing Qualification Panel (“the Panel”) indicating it has determined to deny the request of Sento for continued listing on The Nasdaq Stock Market resulting from the failure of Sento to provide an adequate plan of compliance as to when it will file its Annual Report on Form 10-K for the fiscal year ended March 31, 2007, and its Quarterly Report of Form 10-Q for the three months ended June 30, 2007. In accordance with this decision, the Panel has determined to delist Sento shares from The Nasdaq Stock Market and will suspend trading of those shares effective at the open of business on Thursday, September 13, 2007.

The Company understands that at least one market maker is preparing to file an application to the NASD that, if approved, would permit Sento’s common stock to trade in the over-the-counter market.

EXPLANATORY NOTE

The information in Item 7.01 and exhibit 99.01 is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

ITEM 7.01—REGULATION FD DISCLOSURE

On September 12, 2007, Sento issued a press release, a copy of which is attached hereto as Exhibit 99.01.

ITEM 8.01—OTHER EVENTS

Sento expects its financial statements for the year ended March 31, 2007, which will be included in its Annual Report on Form 10-K, will contain a qualified opinion due to going concern uncertainties observed by its independent registered public accountant, Child, Van Wagoner & Bradshaw, PLLC.

Although the audit has not been completed nor the Annual Report issued, the qualified opinion is expected because of Sento’s large losses for the fiscal year ended March 31, 2007, and for the three months ended June 30, 2007, and a substantial working capital deficiency. These losses have added significantly to Sento’s accumulated deficit and the need to obtain additional financing in order to fund payment obligations and provide working capital for operations.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

99	Miscellaneous
99.01	Public release dated September 12, 2007	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTO CORPORATION
Registrant

Dated: September 12, 2007	By:	/s/ Kim A. Cooper
Kim A. Cooper, President and CEO